UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 2

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2006


                              Pharma-Bio Serv, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                  0-50956           20-0653570
           --------                  -------           ----------
(State or other jurisdiction of    (Commission      (I.R.S. Employer
        incorporation)             File Number)    Identification No.)

              373 Mendez Vigo, Suite 110, Dorado, Puerto Rico 00646
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (787) 278-2709

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01 Changes in Registrant's Certifying Accountants.

      As previously reported, on July 28, 2006, Kevane Soto Pasarell Grant Thornton LLP ("Kevane") advised us that it is resigning as our independent registered accounting firm as of the completion of the third quarter interim review. On September 20, 2006, Kevane notified us that the auditor-client relationship between Kevane and us terminated on September 20, 2006.

      Kevane was the independent accountant for Plaza Consulting Group, Inc. ("Plaza") for the fiscal years ended October 31, 2005 and 2004. Kevane's report for these periods did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Plaza was acquired by Pharma-Bio Serv, Inc. (the "Registrant") on January 25, 2006. During the two most recent fiscal years (for Plaza) and any subsequent interim period (for the Registrant) through the date of resignation, there were no disagreements with Kevane on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kevane, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

      On September 25, 2005, the Company engaged Horwath Velez & Co. PSC ("Horwath") as its registered independent accounting firm. The appointment of Horwath was approved by our audit committee. As part of Horwath's engagement, Horwath will also audit the financial statements of our pension plan. At no time since its engagement has Horwath had any direct or indirect financial interest in or any connection with us or any of our subsidiaries other than as independent accountant.

      Neither we, nor anyone on our behalf, consulted Horwath regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements or either written or oral advice that was an important factor considered by us in reaching our decision as to any accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits.

      Exhibits

      16.1  Letters from Kevane Soto Pasarell Grant Thornton LLP


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PHARMA-BIO SERV, INC.



September 26, 2006                By: /s/ Manuel O. Morera
                                      -----------------------------------------
                                      Manuel O. Morera, Chief Financial Officer